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                                                                    EXHIBIT 4(b)

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First SunAmerica             New Business Documents           Overnight With Checks
Life Insurance Company       With Checks                      Bank One
733 Third Avenue             P. O. Box 100330                 Lock Box #100330
New York, New York 10017     Pasadena, CA 91189-0001          Building #6, Suite 120
                             Without Checks:                  2710 Media Center Drive
                             P.O. Box 54299                   Los Angeles, CA 90065
                             Los Angeles, CA 90054-0299
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Deferred Annuity Application                                                                FSA-548 (1/03)
Please print or type.

A. OWNER

____________________________________________________________________________________________________________________________________
Last Name                                                  First Name                                             Middle Initial

____________________________________________________________________________________________________________________________________
Street Address

____________________________________________________________________________________________________________________________________
City                                              State                                          Zip Code

Mo.      Day      Year                  [_] M  [_] F
-----------------------------          -----------------      ______________________   (______)______________     __________________
Date Of Birth                          Sex                    SSN or TIN               Telephone Number           E-Mail Address

Joint Owner (If Applicable):________________________________________________________________________________________________________
                              Last Name                    First Name                                 Middle Initial

Mo.      Day      Year                  [_] M  [_] F
-----------------------------          -----------------      ______________________   ______________________     (______)__________
Date of Birth                          Sex                    SSN or TIN               Relationship to Owner      Telephone Number


B. Annuitant (Complete only if different from Owner)

____________________________________________________________________________________________________________________________________
Last Name                                                  First Name                                             Middle Initial

____________________________________________________________________________________________________________________________________
Street Address

____________________________________________________________________________________________________________________________________
City                                              State                                          Zip Code

Mo.      Day      Year                  [_] M  [_] F
-----------------------------          -----------------      ______________________   (______)______________     __________________
Date Of Birth                          Sex                    SSN or TIN               Telephone Number           E-Mail Address

Joint Annuitant (If Applicable):____________________________________________________________________________________________________
                              Last Name                       First Name                              Middle Initial

Mo.      Day      Year                  [_] M  [_] F
-----------------------------          -----------------      ______________________                              (______)__________
Date of Birth                          Sex                    SSN or TIN                                          Telephone Number


C. Optional Elections: Optional Elections may be chosen only at the time of application.
(Please see your financial representative and the prospectus for information about Optional Elections.)

[_] Maximum Anniversary Value Death Benefit

     This Optional Death Benefit is available through issue age 80. If this option is not chosen, the standard death benefit will be payable upon the death of the owner.

D. Beneficiary (Please list any additional beneficiaries, in Section K. Additional Instructions)

[X] Primary                _____________________________________________________________       _______________   _____________
                           Last Name                 First Name                 M I            Relationship       Percentage
[_] Primary [_] Contingent _____________________________________________________________       _______________   _____________
                           Last Name                 First Name                 M I            Relationship       Percentage
[_] Primary [_] Contingent _____________________________________________________________       _______________   _____________
                           Last Name                 First Name                 M I            Relationship       Percentage
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E. Type of Contract (If this is a transfer or 1035 Exchange, please complete form [F-2500NB] and submit it with this Application
Form)

[_] Qualified Plan [ (Minimum $2,000)]               Please Indicate Specific Qualified Plan Type Below:

[_] IRA (tax year ______)   [_] IRA Transfer   [_] IRA Rollover   [_] Roth IRA   [_] TSA   [_] Other_____

[_] Non-Qualified Plan [ (Minimum $10,000)]

                    [_] Check included with this Application form for $_______________________


F. Specified Annuity Date: Anticipated date income payments begin. (Must be at least 2 years after the Contract Date but not beyond the Annuitant's 90/th/ birthday or ten years after the Contract Date. Note: If left blank, the Annuity Date will default to the latest date for nonqualified and to the date on which You will be age 70 1/2 for qualified contracts.)

Month             Day               Year
--------------------------------------------------------------





G. Special Features (Optional)

 [_] Systematic Withdrawal: Include Form Number [F-5550SW (4/01) ]with this Application Form.
 [_] Automatic Asset Rebalancing: I request the accounts to be REBALANCED as designated in item H at the frequency initialed below:
      (Select only one)    ___________ Quarterly    __________Semiannually    ________Annually
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H. Investment & DCA Instructions (Allocations must be expressed in whole percentages and the total allocation must equal 100%)

Payment      DCA Target                     Payment      DCA Target                     Payment    DCA Target
Allocations  Allocations   Portfolio        Allocations  Allocations  Portfolio       Allocations  Allocations  Portfolio
-----------  -----------   ---------        -----------  -----------  ---------       -----------  -----------  ---------

_____%  _____% Growth-Income                _____%  _____% Strategic Growth Portfolio    _____%  _____% Alliance Growth
_____%  _____% Real Estate                  _____%  _____% Conservative Growth           _____%  _____% Global Equities
                                                            Portfolio
_____%  _____% Federated American Leaders   _____%  _____% Balanced  Portfolio           _____%  _____% Nations Capital Growth
_____%  _____% Telecom Utility              _____%  _____% Conservative Balanced         _____%  _____% Nations MidCap Growth
                                                            Portfolio
_____%  _____% Goldman Sachs Research       _____%  _____% Flexible Income Portfolio     _____%  _____% Nations Small Company
_____%  _____% Marsico Growth               _____%  _____% Corporate Bond                _____%  _____% Nations Value Fund
_____%  _____% MFS Mass. Investors Trust    _____%  _____% Global Bond                   _____%  _____% Nations International Value
_____%  _____% International Diversified    _____%  _____% Worldwide High Income         _____%  _____% Nations Marsico 21st Century
                Equities
_____%  _____% Emerging Markets             _____%  _____% High-Yield Bond               _____%  _____% Nations Marsico Focused
                                                                                                         Equities
_____%  _____% International Growth &       _____%  _____% Government and Quality Bond   _____%  _____% MFS Mid-Cap Growth
                Income
_____%  _____% Putnam Growth: Voyager       _____%  _____% Nations High Yield Bond       _____%  _____% International Diversified
                                                                                                         Equities
_____%  _____% Aggressive Growth            _____%  _____% Focus Growth Portfolio        _____%  _____% Technology
_____%  _____% Blue Chip Growth             _____%  _____% Focus Growth & Income         _____%  _____% Nations Asset Allocation
                                                            Portfolio
_____%  _____% "Dogs" of Wall Street        _____%  _____% Focus TechNet Portfolio       _____%  _____% Asset Allocation
_____%  _____% Growth Opportunities         _____%  _____% Focus Value Portfolio         _____%  _____% MFS Total Return
_____%  _____% Growth                       _____%  _____% Equity Income Fund            _____%  _____% SunAmerica Balanced
_____%  _____% Natural Resources            _____%  _____% Growth & Income Fund          _____%  _____% Short Term Income Fund
_____%  _____% Large Cap Growth Portfolio   _____%  _____% Growth Fund of the Northwest  _____%  _____% Government Securities Fund
_____%  _____% Large Cap Composite          _____%  _____% Growth Fund                   _____%  _____% Income Fund
                Portfolio
_____%  _____% Large Cap Value Portfolio    _____%  _____% Mid Cap Stock Fund            _____%  _____% Money Market Fund
_____%  _____% Mid Cap Growth Portfolio     _____%  _____% Small Cap Stock Fund          _____%  _____% Capital Appreciation
_____%  _____% Mid Cap Value Portfolio      _____%  _____% International Growth Fund     _____%  _____% Moderate Growth Strategy
_____%  _____% Small Cap Portfolio          _____%  _____% Alliance Growth               _____%  _____% Conservative Growth Strategy
_____%  _____% International Equity         _____%  _____% Global Equities               _____%  _____% Lord Abbett Series Fund
                Portfolio
_____%  _____% Diversified Fixed Income     _____%  _____% Davis Venture Value           _____%  _____% Balanced Growth Strategy
                Portfolio
_____%  _____% Cash Management Portfolio    _____%  _____% Nations Marsico Growth &
                                                            Income
_____%  _____% Growth Strategy              _____%  _____% Nations Marsico International
                                                            Opportunities
_____%  _____% Small & Mid Cap Value
_____%  _____% Foreign Value

                                                       Asset Allocation Models
                                                       -----------------------
Allocate ______% to:

[_] Model A    [_] Model B    [_] Model C    [_] Model D    [_] Model E


                                                        Fixed Account Options
                                                        ---------------------

Indicate the percentage (%) of the Initial Purchase Payment to be allocated to the DCA Account(s) below*:
---------------------------------------------------------------------------------------------------------

________% 6-Month DCA Account                                                             ________% 1-Year DCA Account


*DCA Program will begin 30 days from the date of deposit. Please indicate the DCA Target Allocations in the spaces provided above.
Total must equal 100%. The total minimum transfer amount is $100. We reserve the right to adjust the number of transfers in order to meet the minimum transfer amount.
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I. STATEMENT OF OWNER

Do you authorize the delivery of the prospectus and other required documentation to your personal Internet Address in lieu of receipt by mail? [_] YES [_] NO If Yes, You must indicate Your e-mail Address in the space provided on page 1.

Do you have any existing life insurance or annuity contracts? [_] Yes [_] No If yes, will this Contract replace an existing life insurance or annuity contract? [_] Yes [_] No (If yes, please attach transfer forms, replacement forms and indicate below, the name of the existing issuing company and the contract number.)

_________________________________________________                    _________________________________________________
Company Name                                                         Contract Number

My answers to the above questions are true and correct to the best of my knowledge and belief. I agree that this Application Form shall be a part of any Contract issued by the Company. Further,

     .  I acknowledge receipt of the current prospectuses for this variable annuity and the applicable underlying funds of the trusts. I have read them carefully and understand their contents.

     .  After consulting with my registered representative and reviewing the prospectuses, I confirm that this variable annuity is suitable for my objectives and needs.

     .  I understand that all Purchase Payments and values provided by the Contract, when based on investment experience of the
        Variable Portfolios or Subaccounts, are variable and are not guaranteed as to dollar amount by us, the U.S, Government or any State Government; are not federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or
        State.

     .  If I am funding a tax qualified retirement plan with this annuity, I understand that the annuity does not provide any additional tax deferral treatment beyond that which I already have under my plan.

     .  I understand that the Company reserves the right to allocate my Purchase Payment(s) and any Initial Payment Enhancement(s),
        if applicable, to the Cash Management Portfolio/Subaccount until the end of the Right to Examine period.

Signed at ______________________________________________________                 _____________________________________
           City                              State                               Date
________________________________________________________________                 _______________________________________________
Owner's Signature                                                                Joint Owner's Signature (If Applicable)
________________________________________________________________
Registered Representative's Signature


J. Licensed / Registered Representative Information

Will this Contract replace in whole or in part any existing life insurance or annuity contract?  [_] Yes       [_] No

________________________________________________________________________                 _______________________________
Printed Name of Registered Representative                                                Social Security Number

__________________________________________________________________________________________________    ______________________________
Representative's Street Address                        City                    State                  Zip

_________________________________________ (______)_____________________    ________________________   (_____)_______________________
Broker/Dealer Firm Name                   Representative's Phone Number    Licensed Agent ID Number   Representative's email address


K. Additional Instructions (Additional Beneficiaries, Transfer Company Information; etc.)

____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________


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